EuroPacific Funds

EuroPac International Value Fund Class A Shares (EPIVX) Class I Shares (EPVIX)	EuroPac International Bond Fund Class A Shares (EPIBX) Class I Shares (EPBIX)

EuroPac International Dividend Income Fund Class A Shares (EPDPX) Class I Shares (EPDIX)	EP Emerging Markets Fund Class A Shares (EPASX) Class I Shares (EPEIX)

EuroPac Gold Fund Class A Shares (EPGFX) Class I Shares (EPGIX)

Each a series of Investment Managers Series Trust

Supplement dated April 14, 2025, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective immediately, the address for Euro Pacific Asset Management, LLC (“Euro Pac”), the investment advisor to the EuroPac International Value Fund, EuroPac International Dividend Income Fund, EuroPac Gold Fund, EuroPac International Bond Fund and EP Emerging Markets Fund has been changed to Lots 81-82, Street C, Suite 206, Dorado, Puerto Rico, 00646. Accordingly, all references in each Prospectus and SAI to EuroPac’s address are revised as indicated.

Please retain this Supplement with your records.